PIMCO Funds

Supplement Dated August 31, 2011 to the Bond Funds - Class A, Class B, Class C and Class R

Prospectus (dated July 31, 2011), as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Government Money Market Fund and PIMCO Treasury Money

Market Fund (each, a “Fund,” collectively, the “Funds”)

Effective immediately, the following changes are made to the Prospectus:

The information for Class R shares of the PIMCO Government Money Market Fund in the Annual Fund Operating Expenses table in the Fund’s Fund Summary is deleted in its entirety and replaced with the following:

Class R
Management Fees	0.33%
Distribution and/or Service (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses(1)	0.58%

(1)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements” for additional information. Such waivers, if any, are not reflected in this table.

In addition, the information for Class R shares of the PIMCO Government Money Market Fund in the Example in the Fund’s Fund Summary is deleted in its entirety and replaced with the following:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 years	10 Years
Class R	$59	$186	$324	$726

If you do not redeem your shares:

	1 Year	3 Years	5 years	10 Years
Class R	$59	$186	$324	$726

Additionally, the information for Class R shares of the PIMCO Treasury Money Market Fund in the Annual Fund Operating Expenses table in the Fund’s Fund Summary is deleted in its entirety and replaced with the following:

Class R
Management Fees	0.33%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.61%
Expense Reduction(2)	(0.03%)
Total Annual Fund Operating Expenses After	0.58%

Expense Reduction(3)

(1)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.

(2)

PIMCO has contractually agreed, through July 31, 2012, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Class A, Class C and Class R shares, respectively (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit.

(3)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Fee Waivers, Reductions and Reimbursements” for additional information. Such waivers, if any, are not reflected in this table.

Additionally, the information for Class R shares of the PIMCO Treasury Money Market Fund in the Example in the Fund’s Fund Summary is deleted in its entirety and replaced with the following:

If you redeem your shares at the end of each period:

	1 Year	3 Years
Class R	$59	$186

If you do not redeem your shares:

	1 Year	3 Years
Class R	$59	$186

Additionally, the information for Class R shares of the PIMCO Government Money Market Fund in the Management Fees table in the “Management of the Funds” section of the Prospectus is deleted in its entirety and replaced with the following:

0.33%

Additionally, the second sentence of the paragraph immediately following the Management Fees table in the “Management of the Funds” section of the Prospectus is deleted in its entirety and replaced with the following:

The Management Fees for the Class A, Class C and Class R shares of the PIMCO Treasury Money Market Fund are at the following annual rate (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.33%.

Additionally, the information for Class R shares of the PIMCO Government Money Market Fund in the Supervisory and Administrative Fees table in the “Management of the Funds” section of the Prospectus is deleted in its entirety and replaced with the following:

0.21%

Additionally, the second sentence of the paragraph immediately following the Supervisory and Administrative Fees table in the “Management of the Funds” section of the Prospectus is deleted in its entirety and replaced with the following:

The supervisory and administrative fees for the Class A, Class C and Class R shares of the PIMCO Treasury Money Market Fund are at the following annual rate (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately): 0.21%.

Investors Should Retain This Supplement for Future Reference

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